UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2002

WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08703 (Commission File Number)	33-0956711 (IRS Employer Identification No.)

20511 Lake Forest Drive Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)

Registrant’s telephone number, including area code: (949) 672-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On February 25, 2002, Matthew Massengill, Chairman of the Board and Chief Executive Officer of Western Digital presented certain information on Western Digital at an investor conference. A copy of the February 22, 2002, press release announcing the presentation and a future presentation and the text of the slides used by Mr. Massengill during the February 25, 2002 presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	Description

99.1	Press release dated February 22, 2002.
99.2	Text of slides presented by the Chairman of the Board and Chief Executive of Western Digital at an investor conference on February 25, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2002

WESTERN DIGITAL CORPORATION

By:	/s/ MICHAEL A. CORNELIUS

Michael A. Cornelius Vice President, Law and Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated February 22, 2002.
99.2	Text of slides presented by the Chairman of the Board and Chief Executive of Western Digital at an investor conference on February 25, 2002.